UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to § 240.14a-12

SOTERA HEALTH COMPANY

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V90997-P45569 *Please check the meeting materials for any special requirements for meeting attendance. SOTERA HEALTH COMPANY 9100 SOUTH HILLS BLVD, SUITE 300 BROADVIEW HEIGHTS, OH 44147 SOTERA HEALTH COMPANY 2026 Annual Meeting of Stockholders Vote by May 20, 2026 11:59 PM EDT You invested in SOTERA HEALTH COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the Annual Meeting of Stockholders to be held on May 21, 2026. Vote Virtually at the Meeting* May 21, 2026 9:00 a.m., Eastern Daylight Time Virtually at: www.virtualshareholdermeeting.com/SHC2026 Get informed before you vote View the Notice and Proxy Statement, Annual Report and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 7, 2026. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V90998-P45569 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters. 1. Elect the four following Class III director nominees to serve until the 2029 Annual Meeting of Stockholders: Director Nominees: 1a. Sean L. Cunningham For 1b. Richard G. Kyle For 1c. Vincent K. Petrella For 1d. Christopher A. Simon For 2. Approve, on an advisory basis, the compensation of our named executive officers. For 3. Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. For